UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2023

TESSCO Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-33938	52-0729657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11126 McCormick Road, Hunt Valley, Maryland 21031

(Address of principal executive offices) (Zip Code)

(410) 229-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TESS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

TESSCO Technologies Incorporated (the “Company” or “Tessco”) held a Special Meeting of Stockholders (the “Special Meeting”) on July 13, 2023, exclusively online via a live audio webcast in a virtual meeting format. Of the 9,249,704 shares of common stock outstanding and entitled to vote on all matters as of the record date for the Special Meeting, 7,121,187 or approximately 79% were present in person or by proxy. Therefore, a quorum was present.

At the Special Meeting, Tessco stockholders voted on the proposals set forth below relating to the Agreement and Plan of Merger, dated as of April 11, 2023 by and among Tessco, Alliance USAcqCo 2, Inc., a Delaware corporation, and Alliance USAcqCo 2 Merger Sub, Inc., a Delaware corporation. The following identifies the proposals considered by the Company’s stockholders at the Special Meeting, as well as the results of the votes cast at the meeting.

1.     Merger Proposal. To adopt the Agreement and Plan of Merger, dated as of April 11, 2023 by and among Tessco, Alliance USAcqCo 2, Inc., a Delaware corporation (“Parent”), and Alliance USAcqCo 2 Merger Sub, Inc., a Delaware corporation (“Merger Sub”), pursuant to which Tessco would be acquired by way of a merger with and into Merger Sub with Tessco surviving the merger and becoming a wholly owned subsidiary of Parent (referred to as the “Merger”).

For	Against	Abstain	Broker Non-Vote
7,060,065	56,499	4,623	0

2.     Merger -Related Compensation Proposal. To approve, on an advisory, non-binding basis, certain compensation that may be paid or become payable to Company named executive officers in connection with the Merger.

For	Against	Abstain	Broker Non-Vote
6,667,838	243,849	209,500	0

Accordingly, the Merger Proposal and the Merger-Related Compensation Proposal were each approved at the Special Meeting. Because the Merger Proposal was approved at the Special Meeting, no vote was called on the Adjournment Proposal, as described in the proxy statement for the Special Meeting filed on June 8, 2023.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

By:	/s/ Aric M. Spitulnik
Aric M. Spitulnik
Chief Financial Officer and Senior Vice President

Dated: July 14, 2023